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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - DECEMBER 31, 2004

                                    TXU CORP.
             (Exact name of registrant as specified in its charter)

           TEXAS                     1-12833                     75-2669310
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

TXU Corp. (the "Company") maintains the TXU Long-Term Incentive Compensation Plan (the "Plan") for designated key employees. The Plan was first approved by the shareholders of the Company in 1997 and reapproved as amended in 2002. The Plan is administered by the Organization and Compensation Committee of the Board of Directors of the Company, and awards under the Plan are made pursuant to agreements with individual participants in the Plan. With respect to the executive officers of the Company, the following types of award agreements are currently in use under the Plan:

Unit Agreements. The Company has previously granted awards under the Plan to a majority of its executive officers pursuant to the terms and conditions of Performance Unit Award Agreements ("Unit Agreements"). The Unit Agreements provide for the issuance of performance units, each having a value equal to one share of the Company's common stock. The performance units vest at the end of a two or three year performance period as set forth in the applicable Unit Agreement. The number of performance units actually awarded pursuant to each Unit Agreement is determined using a formula based on the Company's total return to shareholders over the applicable performance period compared to the total return of the companies comprising the Standard & Poor's 500 Electric Utilities Index. Depending on such total return, the number of performance units originally awarded in such Unit Agreement is adjusted to become 0% to 200% of the original award. Upon vesting, the Unit Agreements (prior to the amendments described below) required the Company to pay cash in settlement of all performance units based on the then current price of the Company's common stock. Generally, unvested performance units are forfeited upon termination of employment for reasons other than death or disability. The terms of each of the Unit Agreements (prior to the amendments described below) are substantially similar to those set forth in Exhibit 10.1.1 hereto.

On December 31, 2004, the Company entered into an amendment to the Unit Agreements (the "Amendment") with each executive officer who had previously entered into a Unit Agreement. Each Amendment provides for the payment of any vested performance units pursuant to the Unit Agreements to be made in shares of the Company's common stock rather than in cash. The terms of each of the Amendments are substantially similar to those set forth in Exhibit 10.1.2 hereto.

The Company has entered into an addendum to a Unit Agreement (the "Addendum") with one of its executive officers to ensure consistency between the executive officer's employment agreement with the Company and his Unit Agreement. The Addendum clarifies that the forfeiture provisions contained in the Unit Agreement are consistent with the termination provisions contained in the executive officer's employment agreement. In particular, the Addendum provides, in part, for the forfeiture of the performance units covered by the Unit Agreement if the Company terminates the executive officer's employment for "cause" (as defined in the executive officer's employment agreement) or if the executive officer resigns his position with the Company without "good reason" (as defined in the executive officer's employment agreement). The terms of the Addendum are substantially similar to those set forth in Exhibit 10.1.3 hereto.

Performance-Based Agreements. The Company has previously granted awards under the Plan to certain of its executive officers pursuant to the terms and conditions of Restricted Stock Award Agreements ("Performance-Based Agreements"). The Performance-Based Agreements provide for the issuance of restricted shares of the Company's common stock. The restricted shares vest at the end of a two or three year performance period as set forth in the applicable Performance-Based Agreement. Upon vesting, the restricted shares become unrestricted shares of the Company's common stock. The number of shares of Company common stock actually awarded pursuant to each Performance-Based Agreement is determined using a formula based on the Company's total return to shareholders over the applicable performance period compared to the total return of the companies comprising the Standard & Poor's 500 Electric Utilities Index. Depending on such total return, the number of shares originally awarded in such Performance-Based Agreement is adjusted to become 0% to 200% of the original award. Generally, unvested restricted shares are forfeited upon termination of employment for reasons other than death or disability. The terms of each of the Performance-Based Agreements are substantially similar to those set forth in
Exhibit 10.2 hereto.

Chairman Agreements. The Company has previously granted awards under the Plan to one of its executive officers pursuant to the terms and conditions of Restricted Stock Award Agreements ("Chairman Agreements"). The Chairman


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Agreements provide for the issuance of restricted shares of the Company's common stock. The restricted shares vest at the end of a two or three year performance period as set forth in the applicable Chairman Agreement. Upon vesting, the restricted shares become unrestricted shares of the Company's common stock. The number of shares of Company common stock actually awarded pursuant to each Chairman Agreement is determined using a formula based on the Company's total return to shareholders over the applicable performance period compared to the total return of the companies comprising the Standard & Poor's 500 Electric Utilities Index. Depending on such total return, the number of shares originally awarded in such Chairman Agreement is adjusted to become 0% to 200% of the original award. Generally, unvested restricted shares are forfeited upon termination of employment for reasons other than death, disability or (unlike the terms of the Performance-Based Agreements) retirement. The terms of each of the Chairman Agreements are substantially similar to those set forth in Exhibit
10.3 hereto.

Time-Based Agreement. The Company has previously granted an award under the Plan to one of its executive officers pursuant to the terms and conditions of a Restricted Stock Award Agreement ("Time-Based Agreement"). The Time-Based Agreement provides for the issuance of restricted shares of the Company's common stock. Pursuant to the Time-Based Agreement, one-third of the restricted shares vest and become unrestricted shares of the Company's common stock upon each of the first three anniversaries of the date of grant. With respect to the currently outstanding Time-Based Agreement, the final one-third of the restricted shares will vest in 2005. Under the Time-Based Agreement, unvested restricted shares are forfeited upon termination of employment for reasons other than death or disability. The terms of the Time-Based Agreement are substantially similar to those set forth in Exhibit 10.4 hereto.

The foregoing summaries of the Unit Agreements, the Amendments, the Addendum, the Performance-Based Agreements, the Chairman Agreements and the Time-Based Agreement are qualified in their entirety by reference to the actual forms of agreements, which are filed as Exhibits hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.    Description
-----------    -----------

10.1.1 Form of Performance Unit Award Agreement, by and between TXU Corp. and Participant ("Unit Agreement").

10.1.2 Form of Amendment to TXU Long-Term Incentive Compensation Plan Award Agreements, dated December 31, 2004, by and between TXU Corp. and Participant ("Amendment").

10.1.3 Form of Addendum to Performance Unit Award Agreement, by and between TXU Corp. and Participant ("Addendum").

10.2 Form of Restricted Stock Award Agreement, by and between TXU Corp. and Participant ("Performance-Based Agreement").

10.3 Form of Restricted Stock Award Agreement, by and between TXU Corp. and Participant ("Chairman Agreement").

10.4 Form of Restricted Stock Award Agreement, by and between TXU Corp. and Participant ("Time-Based Agreement").


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the following registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TXU CORP.


                                         By:   /s/  Anthony Horton
                                            ---------------------------------
                                            Name:   Anthony Horton
                                            Title:  Senior Vice President and
                                                      Treasurer


Dated: January 6, 2005


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